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                                                                   Exhibit 99.10

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ATSI Communications, Inc. on Form 10-K for the period ending July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, J. Christopher Cuevas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C, ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     1) the Report complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By /s/ J. Christopher Cuevas
J. Christopher Cuevas
Chief Financial Officer
February 3, 2003